THIS LEASE is dated the 19th day of July 2006 and is made B E T W E E N
RENAISSANCE REINSURANCE LTD whose registered office is at Renaissance House,
East Broadway, Hamilton, Bermuda (the "Lessor") and John D. Nichols, Jr. (the
"Lessee") of "Sofia Place", 8 Tankfield Hill, Paget PG 06.

1.   DEFINITIONS
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     (a) the "Lessor" includes the persons for the time being entitled to the reversion immediately expectant on the determination of the Term.

     (b) the "Lessee" includes the successors and assigns of the Lessee.

     (c) the "Superior Lease" shall mean that certain Lease, dated July 15,
     2003, between the Superior Lessor, as lessor, and Lessor, as lessee, a copy of which Superior Lease is attached hereto as Schedule A.

     (d) the "Superior Lessor" shall mean the Tankfield Trust of 4 Tankfield
     Lane, Paget, Bermuda.

     (e) the "Property" shall mean ALL THAT lot of land situate in Paget Parish in the Islands of Bermuda TOGETHER WITH the dwellinghouse situate thereon known as "Sofia Place", 8 Tankfield Hill, Paget, PG06 TOGETHER WITH the
     fixtures furniture equipment and effects therein contained and more particularly specified in the inventory annexed hereto (the "Inventory")
     and signed by or on behalf of the Lessor and Lessee.

2.   DEMISE
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     The Lessor HEREBY DEMISES the Property unto the Lessee TO HOLD the same unto the Lessee for a period of Five (5) years commencing on July 15, 2006 and ending on July 14, 2011 ("the Term") YIELDING AND PAYING therefore to the Lessor a rent of $66,000.00 per year for the Term ("the Rent") such
     Rent to be paid in accordance with the provisions of Clause 3(a) hereof.

3.   LESSEE'S COVENANTS
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     The Lessee hereby covenants with the Lessor as follows:

     (a)  To pay the Rent by equal monthly instalments of $5,500 due in advance on the first day of each month provided that at the

          Lessor's option payment may be made by way of deduction by the Lessor of such monthly sum from the Lessee's salary in which case the Rent shall be deemed to be due on the date of such deduction.

     (b)  (i)  To arrange forthwith with the relevant suppliers for all accounts in respect of electricity and telephone and cable television at the Property to be put into the name of the Lessee and to be addressed to the Lessee and to pay all standing charges in connection with the same and all charges for all gas fuel oil and electric light and power which shall be consumed or supplied on or to the Property during the Term and the amount of all charges made for the use of the telephone and not to allow any of the services to be disconnected altered or removed and shall ensure that the services are operating throughout the Term.

          (ii) Without prejudice to the generality of the foregoing arrange to discharge accounts for all such services for the period down to the date of the expiration or sooner determination of the Term.

     (c)  To pay the Land Tax assessed upon the Property as and when the same shall become due and payable and so in proportion in respect of any assessment levied for any period commencing prior to but including any part of the Term.

     (d)  To use the Property in a good and tenant-like-manner.

     (e)  To keep the interior of the Property and all fixtures and fittings therein in the same good clean state and condition and repair as it was in at the date hereof (fair wear and tear and damage by accidental fire or other risk insured against by the Lessor or the Superior
          Lessor only excepted unless the relevant policy of insurance shall have been rendered void or voidable or payment of the whole or part of the insurance monies refused in consequence of some act or default on the part of or suffered by the Lessee) and to replace all broken glass immediately.

     (f)  To preserve the furniture equipment and effects from being destroyed or damaged and make good pay for repair or replace with articles of a similar kind and of equal value such of the furniture equipment and effects as shall be destroyed lost stolen broken or damaged (fair wear and tear and damage by accidental fire or other risk insured against by the Lessor or Superior Lessor only excepted unless the relevant policy of insurance shall have been rendered void or voidable or payment of the whole or part of the insurance monies refused in consequence of some default on the part of or suffered by the Lessee).

     (g)  To keep or procure to be kept the garden at the Property in good order the grass cut and the borders free from weeds and not lop cut down remove or otherwise injure any tree shrub or plant growing upon the
          Property or alter the general character of the garden and throughout the Term to cultivate the garden in a reasonable manner according to the season of the year

     (h)  To deliver up to the Lessor the Property and all new fixtures and additions thereto (except such as the Lessee shall be entitled by law to remove) and the furniture equipment and effects specified in the inventory attached hereto (the "Inventory") at the expiration or sooner determination of the Term in such good clean state and condition and repair as aforesaid.

     (i)  To keep cleansed and free from obstruction all gutters sewers drains sanitary apparatus water and waste pipes and ducts belonging to or forming part of the Property and replace all washers as and when necessary or required.

     (j)  To permit the Lessor or the Superior Lessor with or without workmen and others at all reasonable times during the Term upon reasonable notice (except in case of emergency) to enter the Property for the purpose of repairing and painting the outside thereof or of carrying out or completing any structural or other necessary or proper repairs to the Property or maintenance of any of the fittings and equipment.

     (k)  To permit the Lessor or the Superior Lessor or those with written authority from either of them during the last six weeks of the Term
          (howsoever determined) or at reasonable times during the Term in the event of either the Lessor or the Superior Lessor wishing to sell or otherwise deal with its reversion at reasonable times of the day to view the Property by prior appointment.

     (l)  To permit the Lessor or the Superior Lessor with or without workmen and others upon giving reasonable notice (except in case of emergency)
          to enter upon the Property at all reasonable times during the daytime for the purpose of examining the state and condition of the interior of the Property and of the furniture equipment and effects therein and thereupon to permit the Lessor to give to the Lessee notice in writing of all dilapidations wants of repair cleansing painting amendment and restoration to the Property then found and the responsibility of the
          Lessee hereunder and of all such destruction loss breakage or damage of or to the Property then found and the responsibility of the Lessee hereunder and of all such destruction loss breakage or damage of or to the furniture equipment and effects as the Lessee shall be bound to make good then found and by such notice to require the Lessee to repair cleanse paint amend and restore and make good the same respectively within one month from the service of such

          notice and if the Lessee fails to execute the aforementioned work within the said period of one month then to permit the Lessor to execute the aforementioned work the expenses of any such work to be recoverable from the Lessee upon demand on a full indemnity basis.

     (m)  Not to remove the furniture equipment and effects specified in the
          Inventory or any part thereof or any substituted furniture equipment and effects from the Property.

     (n)  Not to assign underlet charge or part with or share possession or occupation of the Property or any part thereof.

     (o)  Not to carry on or permit to be carried on from the Property any profession trade or business whatsoever or let apartments or receive paying guests on the Property but use the same as a private residence only.

     (p)  Not to leave the Property vacant or unoccupied for a period in excess of 23 consecutive days without first giving written notice to the
          Lessor of the intention so to do and obtaining a written
          acknowledgement from the Lessor of such notice.

     (q)  (i)   Not to alter or change or install any locks on any doors windows in or about the Property or have any additional keys made for any locks without the prior written consent of the Lessor.

          (ii)  If any such additional keys are made deliver the same up to the
                Lessor together with all original keys at the expiration or sooner determination of the Term and in the event that any such keys have been lost pay to the Lessor on demand any costs
                incurred by the Lessor in replacing the locks to which the lost keys belong

     (r)  Not to do or suffer to be done any act or thing which may be a nuisance or annoyance to the Lessor or to the occupiers of any adjoining premises or which may vitiate any insurance of the Property or the contents thereof against fire or other risk or otherwise increase the ordinary premium thereon and in particular without prejudice to the generality of the foregoing not to use or play any electrical or musical instruments of any kind or practice any singing in the Property so as to cause annoyance to nearby residents or occupiers or at all so as to be audible outside the Property between the hours of 11 pm and 9am.

     (s)  Not to affix or exhibit or permit or suffer to be affixed or exhibited on or from the Property so as to be visible outside the same any flag placard sign or poster of any description and not to affix to the windows or the Property externally or internally any venetian or other blinds except of such colour and construction as shall be previously approved by the Superior Lessor and the Lessor and not to hang or expose in or upon any part of the Property so as to be visible from the outside any clothes washing of any

          description or any other articles except in an area of the garden (if any) specially set aside for this purpose.

     (t)  Not to permit any waste spoil or destruction to the Property.

     (u)  Not to keep any animals birds reptiles or rodents on the Property except a domestic animal or animals with prior written consent of the
          Superior Lessor and the Lessor.

     (v)  To ensure that whenever (and for however short a period) the Property is left vacant or unattended all the external doors and windows are properly secured by all locks and other means provided by the Lessor and the burglar alarm (if any) is activated

     (w)  (i)   Not to pull down alter add to or in any way interfere with the construction or arrangement of the Property, except as agreed in
                Clause 6 below.

          (ii)   Not to do or permit or suffer to be done anything upon the
                 Property which shall cause damage to or deterioration of the internal or external surface thereof or the coverings or
                 decoration of or to such surfaces and in particular without prejudice to the generality of the foregoing to repair and make good any damage caused to any wall or ceiling from the hanging of any picture or placard of any means

     (x)  To pay the Lessor's cost of and in connection with:-

          (i)    The preparation and completion of this Lease including any stamp duty payable thereon.

          (ii)   Any check required by the Lessee at the commencement of the
                 Term of the said Inventory.

          (iii)  The checking of the Inventory at the termination of the Term
                 (howsoever the same may be determined) and the preparation of any Schedule of dilapidations whether during or at the end of the Term.

          (iv)   All applications by the Lessee for any consent or approval of the Superior Lessor and the Lessor required by the terms hereof or (in the case of approval or consent of the Superior Lessor)
                 under the Superior Lease including those incurred in cases where consent or approval is refused or the application is withdrawn.

          (v)    Any breach by the Lessee of any covenant contained in this
                 Lease whether for the payment of Rent or otherwise whatsoever and in the case of legal costs on an Attorney and own client basis.

4.   LESSOR'S COVENANTS
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     The  Lessor hereby covenants with the Lessee as follows:

     (a)  That the Lessee paying the Rent and performing the covenants and agreements on the part of the Lessee may quietly possess and enjoy the
          Property during the Term without any lawful interruption from the
          Lessor or any person claimed under or in trust for the Lessor.

     (b)  To return to the Lessee any Rent payable and in fact paid in advance for any period while the Property is rendered uninhabitable or inaccessible by reason of fire or such other risk (unless the result of the act or default of the Lessee) the amount in case of dispute to be settled by Arbitration.

     (c)  To use reasonable endeavours (at the sole cost and expense of the
          Lessee) to ensure that the Superior Lessor complies with its obligations under the Superior Lease to insure the Property and the furniture fixtures and effects and Inventory.

     (d)  To use its reasonable efforts (at the sole cost and expense of the
          Lessee) to cause the Superior Lessor to keep in repair and proper working order the installations contained in the Property for the supply of water and electricity and all mechanical and electrical items, excluding the appliances installed in the completion of the
          Works (including all kitchen appliances, air conditioning, hot tub, and other mechanical or electrical appliances) but including all washing machines and other similar mechanical or electrical appliances save and except for any radio or television sets as are included in the furniture equipment and effects but not further or otherwise
          PROVIDED that this agreement shall not be construed as requiring the
          Lessor to carry out any works for which the Lessee is liable by virtue of his duty to use the Property and the furniture equipment and effects in a tenant-like manner and PROVIDED FURTHER that the Lessee shall indemnify the Lessor in respect of the cost of repairs to such installations or items resulting from misuse of the same howsoever and by whomsoever caused

     (e)  To use its reasonable efforts (at the sole cost and expense of the
          Lessee) to cause the Superior Lessor to keep in good repair and condition the structure and exterior of the Property and to paint the roof and the external walls as and when necessary or required but not less than once in every three years for the roof and once in every five years for the external walls.

5.   MUTUAL AGREEMENTS
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     IT   IS HEREBY AGREED as follows:-

     (a)  (i) In the event of the breach of any of the covenants and agreements on the part of the Lessee herein contained or implied or

          (ii)   If the Property shall without consent as aforesaid be left vacant or unoccupied or

          (iii)  If the Lessee being an individual shall become bankrupt or being a company shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or
                 amalgamation as a solvent company) or if the Lessee shall enter into any composition with his creditors or suffer any distress on his goods in the Property then the Lessor may re-enter on the Property and immediately thereupon the tenancy shall
                 absolutely determine without prejudice to any other remedy of the Lessor.

     (b)  Any notice under this agreement to the Lessor shall be served on the
          Lessor personally or by registered post. A Notice sent by registered post shall be deemed to be delivered 48 hours after it is placed in the post. Any Notice to the Lessee shall be deemed sufficiently served if it is sent by registered post to the Property.

     (c)  If at any time during the Term the Tenant being a non-Bermudian employed under contract and under a work permit issued by the Ministry of Labour & Home Affairs and such contract is terminated or such work permit withdrawn or he is required by his employer to lease Bermuda or if for any other reason the Lessee is not permitted to remain in
          Bermuda then in such event the Lessee may terminate this Lease by giving to the Lessor not less than one month's notice in writing together with evidence to show that the Lessee is required to leave
          Bermuda.

     (d)  If at any time during the Term the Lessee ceases to be employed by the
          Lessor for any reason, the Lessor may terminate this Lease at any time thereafter by serving not less than one month's notice in writing on the Lessee.

6.   LESSEE IMPROVEMENTS
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     (a)  The Lessor has agreed to allow the Lessee to carry out the Works (as defined in the Superior Lease); and

     (b)  The Lessor and the Lessee mutually acknowledge and agree that the
          Lessee has undertaken and completed the Works in accordance with the obligations set out in clause 6 of the Superior Lease; and that the appliances, air-conditioning units and all other components of the
          Works will be the property of the Lessor at the termination of this lease and the parties further agree as follows:

          (i)    If the Lessor does not offer another five year lease at the end of the first five year period, the Lessor shall pay the Lessee an amount

                 equal to USD $650,000 in respect of a portion of the cost of certain improvements to the Property performed by the Lessee prior to the date hereof at the Lessee's sole cost and expense, and if the Lessor does not offer another lease at the
                 expiration of the second five year lease with a term to run through the expiration of the term of the Superior Lease, the
                 Lessor shall pay the Lessee USD $210,000; such payments to be payable within 28 days of the date that the Lessee vacates the
                 Property and provided that further that the Property is yielded up in the state of repair and condition required under the terms of this Lease.

          (ii)   If the Lease is terminated under the provisions of either
                 clause 5 (a), (c) or (d) the Lessor shall pay the Lessee the unamortized cost of the improvements paid for by the Lessee as of the date the Lessee vacates the Property as specified in the amortization schedule attached to this agreement as Schedule B such payments to be payable within 28 days of the date that the
                 Lessee vacate the Property and provided further that the
                 Property is yielded up in the state of repair and condition required under the terms of this Lease.

7.   ARBITRATION
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ALL questions or differences which may at any time hereafter arise between the parties hereto touching this agreement or the subject matter thereof or arising out of or in relation thereto and whether as to construction or otherwise shall be referred to arbitration within the meaning of the Arbitration Act 1986 or any re-enactment or statutory modification thereof for the time being in force and be subject to and governed in all respects by the provisions of such Act.

IN WITNESS WHEREOF the Lessor and the Lessee have set their hands and seals the day and year first before written.

THE COMMON SEAL of RENAISSANCE       )
REINSURANCE LTD. was hereunto affixed)
in the presence of:                  )

Director:

Director/Secretary:

SIGNED SEALED and DELIVERED by       )   /s/ Peter C. Durhager

JOHN D. NICHOLS, JR., LESSEE in the  )   /s/ John D. Nichols, Jr.
presence of:                         )

Witness:

Inventory of Furniture and fixtures